UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2015

GLOBE SPECIALTY METALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34420	20-2055624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Brickell Ave, Suite 3100

Miami, FL 33131

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (786) 509-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Amendment to Amended and Restated Business Combination Agreement

As previously announced, on February 23, 2015, Globe Specialty Metals, Inc. (“Globe” or the “Company”) entered into a Business Combination Agreement with, among others, Grupo Villar Mir, S.A.U. (“Grupo VM”) and Grupo FerroAtlántica, S.A.U. (“FerroAtlántica”) pursuant to which the parties agreed to combine the businesses of Globe and FerroAtlántica (the “Business Combination”) under a new holding company to be renamed Ferroglobe PLC (“Ferroglobe”). The Business Combination Agreement was amended and restated on May 5, 2015 (as so amended and restated, the “Business Combination Agreement”).

On September 10, 2015, in connection with the memorandum of understanding described below, the parties to the Business Combination Agreement entered into a First Amendment to Amended and Restated Business Combination Agreement (the “Amendment”) pursuant to which, among other things:

•	An additional designee from GrupoVM’s designees to the Ferroglobe board will be required to qualify as an independent director under applicable NASDAQ rules, bringing the total number of independent directors to five, with the effect that the Ferroglobe board will be comprised of a majority of independent directors.

•	After the fifth anniversary of the Business Combination, Grupo VM will abstain from voting its Ferroglobe shares with respect to contested elections involving the independent Globe designees to the Ferroglobe board, providing the opportunity for the Ferroglobe public shareholders to nominate and elect independent directors to the Ferroglobe board.

•	Ferroglobe’s articles of association will require that, until the first date on which Grupo VM and its affiliates collectively own less than 15% of the Ferroglobe shares, all Ferroglobe shareholders will be offered the same type and amount of consideration per share in any tender offer and receive the same type and amount of consideration per share in any scheme of arrangement, merger or other business combination that results in a change in control of Ferroglobe, ensuring equal treatment of shareholders.

•	Ferroglobe’s articles of association will require the approval of a majority of the independent directors of Ferroglobe to approve any change in board size during the five year period following the Business Combination.

The Business Combination Agreement, as amended, remains in full force and effect. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company as of May 5, 2015 and incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 8.01.	Other Events.

Adjournment of Special Meeting

On September 10, 2015, the Company issued a press release announcing it would again adjourn the special meeting of Globe shareholders originally scheduled for September 10, 2015 and subsequently adjourned to September 11, 2015. The special meeting will be adjourned to September 22, 2015 at 9:00 a.m. local time, at 600 Brickell Avenue, Miami, Florida 33131. The record date for the special meeting will remain July 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Globe intends to prepare, file with the SEC and mail to shareholders a supplement to Globe’s definitive proxy statement to provide additional disclosure regarding the Amendment and the terms and conditions of the memorandum of understanding described below.

Preliminary Settlement of Certain Litigation

As previously reported in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on August 12, 2015, in connection with the Business Combination, (i) a putative class action entitled Fraser v. Globe Specialty Metals, Inc., et al. was filed in the Court of Chancery of the State of Delaware (the “Court”) on March 23, 2015, (ii) a putative class action entitled City of Providence v. Globe Specialty Metals, Inc., et al. was filed in the Court on April 1, 2015, (iii) a putative class action entitled Int’l Union of Operating Engineers Local 478 Pension Fund v. Globe Specialty Metals, Inc., et al. was filed in the Court on April 10, 2015 and (iv) a putative class action entitled Cirillo v. Globe Specialty Metals, Inc., et al. was filed in the Court on April 21, 2015. On May 4, 2015, the Court consolidated these four actions for all purposes into one action captioned In re Globe Specialty Metals, Inc. Stockholders Litigation (the “Action”).

While Globe believes that the Action is without merit, on September 10, 2015, Globe entered into a Memorandum of Understanding (“MOU”), which outlines the terms of the agreement in principle to settle the Action, in an effort to minimize the cost and disruption of any litigation relating to the Action. The proposed terms of the settlement are subject to approval by the Court. Pursuant to the terms of the MOU, and subject to final approval of the settlement by the Court, a $32.5 million aggregate cash payment would be made by the combined companies on a pro rata basis to the holders of shares of Globe common stock (other than the defendants in the Action and certain related persons) as of the close of business on the business day immediately prior to completion of the Business Combination. In addition, pursuant to the terms of the MOU, the Company agreed to make certain amendments to the Business Combination Agreement as described in Item 1.01 above. The MOU also provides that the stipulation of settlement to be entered into (the “Stipulation”) will include a general release of all claims against the defendants, and will include the defendants’ denial that they have committed or aided and abetted in the commission of any violation of law or breaches of duty or engaged in any of the alleged wrongful acts and an express assertion that they have diligently and scrupulously complied with any fiduciary, disclosure and other legal duties. The MOU and the Stipulation will also be conditioned upon class certification.

There can be no assurance that the court will approve the settlement, or that any eventual settlement will be under the same terms as those contemplated by the MOU.

The foregoing description of the MOU is qualified in its entirety by the full text of the MOU, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	First Amendment to Amended and Restated Business Combination Agreement, dated September 10, 2015

99.1	Press Release, dated September 10, 2015

99.2	Memorandum of Understanding, dated September 10, 2015

FORWARD-LOOKING STATEMENTS

Certain statements in this communication regarding the proposed transaction, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “could,” “may,” “would,” “should,” “intend,” “plan,” “potential,” “predict(s),” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to complete the proposed transaction, including the receipt of shareholder approval and satisfaction of the other conditions to completion of the transaction; that regulatory approvals required for the proposed transaction may not be obtained on the terms expected or on the anticipated schedule; the possibility that the parties may be unable to successfully integrate Globe’s and FerroAtlántica’s operations and that such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees may be difficult; regional, national or global political, economic, business, competitive, market and regulatory conditions including, among others, changes in metals prices; increases in the cost of raw materials or energy; competition in the metals and foundry industries; environmental and regulatory risks; ability to identify liabilities associated with acquired properties prior to their acquisition; ability to manage price and operational risks including industrial accidents and natural disasters; ability to manage foreign operations; changes in technology; ability to acquire or renew permits and approvals; and other factors identified in the Company’s periodic reports filed with the SEC. Additional information concerning these and other factors can be found in Globe’s filings with the Securities and Exchange Commission (“SEC”), including Globe’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the registration statement on Form F-4 filed by Ferroglobe. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof and the parties undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed transaction among Globe, Grupo VM, FerroAtlántica and Ferroglobe. In connection with the proposed transaction, Ferroglobe has filed with the SEC a registration statement on Form F-4, which includes a proxy statement of Globe that also constitutes a prospectus of Ferroglobe. Investors and security holders are urged to read the definitive proxy statement/prospectus, which was filed with the SEC by Globe on August 12, 2015, as supplemented on August 26, 2015 and September 11, 2015, and as it may be further supplemented, together with all other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website, http://www.sec.gov, or for free from Globe by contacting the Corporate Secretary, Globe Specialty Metals, 600 Brickell Avenue, Suite 3100, Miami, FL 33131, telephone: 786-509-6900 (for documents filed with the SEC by Globe) or from Grupo VM by contacting Investor Relations, Torre Espacio, Paseo de la Castellana, 259 D 49a, 28046 Madrid, Spain, +34 91 556 7347 (for documents filed with the SEC by Grupo VM, FerroAtlántica or Ferroglobe).

PARTICIPANTS IN SOLICITATION

Globe, Grupo VM, FerroAtlántica and Ferroglobe and their directors and executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of Globe common stock with respect to the proposed transaction. Information about Globe’s directors and executive officers is set forth in the definitive proxy statement filed in connection with Globe’s 2014 annual meeting of shareholders, which was filed with the SEC on October 27, 2014. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement/prospectus regarding the proposed transaction, which was filed with the SEC on August 12, 2015, as supplemented on August 26, 2015 and September 11, 2015. These documents may be obtained free of charge from the SEC’s website http://www.sec.gov, or from Globe and Grupo VM using the contact information above.

NON-SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE SPECIALTY METALS, INC.

Date: September 10, 2015	By:	/s/ Stephen Lebowitz
	Name:	Stephen Lebowitz
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	First Amendment to Amended and Restated Business Combination Agreement, dated September 10, 2015

99.1	Press Release, dated September 10, 2015

99.2	Memorandum of Understanding, dated September 10, 2015